UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  December 26, 2002


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of September 1, 2002 providing for the issuance of GSR Mortgage Loan Trust 2002-11F, Mortgage Pass-Through Certificates, Series 2002-11F)


                            GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-89556-11               13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's GSR Mortgage Loan Trust 2002-11F Mortgage Pass-through Certificates, Series 2002-11F (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of October 1, 2002 among GS Mortgage Securities Corporation, as depositor, Wells Fargo Home Mortgage Inc as servicer, and JPMorgan Chase Bank, as Trustee.

     On December 26, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 26, 2002 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2002-11F
Mortgage Pass-Through Certificates, Series 2002-11F
----------------------------------------------------------------------------




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  December 30, 2002        By: /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2002



                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 26, 2002

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


                                            GSR MORTGAGE LOAN TRUST 2002-11F
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    December 26, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1       100,000,000.00   96,531,283.61    8,647,724.27      482,656.42    9,130,380.69   0.00          0.00       87,883,559.34
A2         6,250,000.00            0.00            0.00            0.00            0.00   0.00          0.00                0.00
A3         1,250,000.00    1,256,250.00            0.00            0.00            0.00   0.00      6,281.25        1,262,531.25
A4        87,342,000.00   87,342,000.00            0.00      436,710.00      436,710.00   0.00          0.00       87,342,000.00
A5       254,464,000.00  252,508,900.14    2,144,890.84    1,262,544.50    3,407,435.34   0.00          0.00      250,364,009.30
A6        59,070,000.00   59,070,000.00            0.00      295,350.00      295,350.00   0.00          0.00       59,070,000.00
A7       254,784,000.00  211,985,465.67   37,774,969.68      438,103.30   38,213,072.98   0.00          0.00      174,210,495.99
A8        84,928,000.00   70,661,821.89   12,591,656.56      975,133.14   13,566,789.70   0.00          0.00       58,070,165.33
B1        12,230,000.00   12,219,265.15       10,763.15       61,096.33       71,859.48   0.00          0.00       12,208,502.00
B2         5,242,000.00    5,237,398.85        4,613.28       26,186.99       30,800.27   0.00          0.00        5,232,785.57
B3         3,057,000.00    3,054,316.73        2,690.35       15,271.58       17,961.93   0.00          0.00        3,051,626.38
B4         1,747,000.00    1,745,466.58        1,537.47        8,727.33       10,264.80   0.00          0.00        1,743,929.11
B5         1,311,000.00    1,309,849.27        1,153.76        6,549.25        7,703.01   0.00          0.00        1,308,695.51
B6         1,747,416.00    1,745,882.21        1,537.79        8,729.41       10,267.20   0.00          0.00        1,744,344.42
A_P          163,394.00      163,204.36          214.52            0.00          214.52   0.00          0.00          162,989.84
R                  0.00            0.00            0.00            0.00            0.00   0.00          0.00                0.00
TOTALS   873,585,810.00  804,831,104.46   61,181,751.67    4,017,058.25   65,198,809.92   0.00      6,281.25      743,655,634.04

A_X       93,752,104.00   85,676,072.90            0.00      464,078.73      464,078.73   0.00          0.00       78,819,637.36
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1       36229RHN2     965.31283610     86.47724270       4.82656420      91.30380690    878.83559340      A1        6.000000 %
A2       36229RHP7       0.00000000      0.00000000       0.00000000       0.00000000      0.00000000      A2        6.000000 %
A3       36229RHQ5   1,005.00000000      0.00000000       0.00000000       0.00000000  1,010.02500000      A3        6.000000 %
A4       36229RHR3   1,000.00000000      0.00000000       5.00000000       5.00000000  1,000.00000000      A4        6.000000 %
A5       36229RHS1     992.31679192      8.42905417       4.96158396      13.39063813    983.88773775      A5        6.000000 %
A6       36229RHT9   1,000.00000000      0.00000000       5.00000000       5.00000000  1,000.00000000      A6        6.000000 %
A7       36229RHU6     832.02032180    148.26272325       1.71950868     149.98223193    683.75759855      A7        2.480000 %
A8       36229RHV4     832.02032180    148.26272325      11.48188042     159.74460366    683.75759855      A8       16.560000 %
B1       36229RHW2     999.12225266      0.88006132       4.99561161       5.87567294    998.24219133      B1        6.000000 %
B2       36229RHX0     999.12225296      0.88006105       4.99561045       5.87567150    998.24219191      B2        6.000000 %
B3       36229RHY8     999.12225384      0.88006215       4.99561008       5.87567223    998.24219169      B3        6.000000 %
B4       36229RJB6     999.12225529      0.88006297       4.99560962       5.87567258    998.24219233      B4        6.000000 %
B5       36229RJC4     999.12225019      0.88006102       4.99561404       5.87567506    998.24218917      B5        6.000000 %
B6       36229RJD2     999.12225251      0.88003658       4.99561066       5.87564724    998.24221593      B6        6.000000 %
A_P      36229RHZ5     998.83936987      1.31290011       0.00000000       1.31290011    997.52646976      A_P       0.000000 %
TOTALS                 921.29599090     70.03519399       4.59835566      74.63354965    851.26798710

A_X      36229RJA8     913.85760153      0.00000000       4.95006203       4.95006203    840.72393042      A_X       6.500000 %
-----------------------------------------------------------------------------------------------------  ----------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4493
                              Fax: (212) 623-5930
                        Email: Nadezhka.Thomas@chase.com

                     ---------------------------------------

Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                                    743,655,634.56
Sec. 4.01(c)    Available Distribution                                                                            65,662,888.65
                                        Principal Distribution Amount                                                708,949.28
                                        Principal Prepayment Amount                                               60,466,521.18

Sec. 4.01(e)    Principal Prepayments
                                        Class A1
                                                              Payoffs in Full                                      8,458,975.55
                                                              Partial Principal Prepayments                           90,800.27
                                                              Liquidation Proceeds                                         0.00
                                                              Condemnation Proceeds                                        0.00
                                                              Insurance Proceeds                                           0.00
                                                              Repurchased Principal                                        0.00
                                        Class A2
                                                              Payoffs in Full                                              0.00
                                                              Partial Principal Prepayments                                0.00
                                                              Liquidation Proceeds                                         0.00
                                                              Condemnation Proceeds                                        0.00
                                                              Insurance Proceeds                                           0.00
                                                              Repurchased Principal                                        0.00
                                        Class A3
                                                              Payoffs in Full                                              0.00
                                                              Partial Principal Prepayments                                0.00
                                                              Liquidation Proceeds                                         0.00
                                                              Condemnation Proceeds                                        0.00
                                                              Insurance Proceeds                                           0.00
                                                              Repurchased Principal                                        0.00
                                        Class A4
                                                              Payoffs in Full                                              0.00
                                                              Partial Principal Prepayments                                0.00
                                                              Liquidation Proceeds                                         0.00
                                                              Condemnation Proceeds                                        0.00
                                                              Insurance Proceeds                                           0.00
                                                              Repurchased Principal                                        0.00
                                        Class A5
                                                              Payoffs in Full                                      2,098,075.59
                                                              Partial Principal Prepayments                           22,521.15
                                                              Liquidation Proceeds                                         0.00
                                                              Condemnation Proceeds                                        0.00
                                                              Insurance Proceeds                                           0.00
                                                              Repurchased Principal                                        0.00
                                        Class A6
                                                              Payoffs in Full                                              0.00
                                                              Partial Principal Prepayments                                0.00
                                                              Liquidation Proceeds                                         0.00
                                                              Condemnation Proceeds                                        0.00
                                                              Insurance Proceeds                                           0.00
                                                              Repurchased Principal                                        0.00
                                        Class A7
                                                              Payoffs in Full                                     36,950,477.95
                                                              Partial Principal Prepayments                          396,633.52
                                                              Liquidation Proceeds                                         0.00
                                                              Condemnation Proceeds                                        0.00
                                                              Insurance Proceeds                                           0.00
                                                              Repurchased Principal                                        0.00
                                        Class A8
                                                              Payoffs in Full                                     12,316,825.98
                                                              Partial Principal Prepayments                          132,211.17
                                                              Liquidation Proceeds                                         0.00
                                                              Condemnation Proceeds                                        0.00
                                                              Insurance Proceeds                                           0.00
                                                              Repurchased Principal                                        0.00
                                        Class B1
                                                              Payoffs in Full                                              0.00
                                                              Partial Principal Prepayments                                0.00
                                                              Liquidation Proceeds                                         0.00
                                                              Condemnation Proceeds                                        0.00
                                                              Insurance Proceeds                                           0.00
                                                              Repurchased Principal                                        0.00
                                        Class B2
                                                              Payoffs in Full                                              0.00
                                                              Partial Principal Prepayments                                0.00
                                                              Liquidation Proceeds                                         0.00
                                                              Condemnation Proceeds                                        0.00
                                                              Insurance Proceeds                                           0.00
                                                              Repurchased Principal                                        0.00
                                        Class B3
                                                              Payoffs in Full                                              0.00
                                                              Partial Principal Prepayments                                0.00
                                                              Liquidation Proceeds                                         0.00
                                                              Condemnation Proceeds                                        0.00
                                                              Insurance Proceeds                                           0.00
                                                              Repurchased Principal                                        0.00
                                        Class B4
                                                              Payoffs in Full                                              0.00
                                                              Partial Principal Prepayments                                0.00
                                                              Liquidation Proceeds                                         0.00
                                                              Condemnation Proceeds                                        0.00
                                                              Insurance Proceeds                                           0.00
                                                              Repurchased Principal                                        0.00
                                        Class B5
                                                              Payoffs in Full                                              0.00
                                                              Partial Principal Prepayments                                0.00
                                                              Liquidation Proceeds                                         0.00
                                                              Condemnation Proceeds                                        0.00
                                                              Insurance Proceeds                                           0.00
                                                              Repurchased Principal                                        0.00
                                        Class B6
                                                              Payoffs in Full                                              0.00
                                                              Partial Principal Prepayments                                0.00
                                                              Liquidation Proceeds                                         0.00
                                                              Condemnation Proceeds                                        0.00
                                                              Insurance Proceeds                                           0.00
                                                              Repurchased Principal                                        0.00
                                        Class A_P
                                                              Payoffs in Full                                              0.00
                                                              Partial Principal Prepayments                               44.56
                                                              Liquidation Proceeds                                         0.00
                                                              Condemnation Proceeds                                        0.00
                                                              Insurance Proceeds                                           0.00
                                                              Repurchased Principal                                        0.00


Sec. 4.01(f)    Interest Payment
                                        Class A1
                                                              Accrued and Paid for Current Month                     482,656.42
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class A2
                                                              Accrued and Paid for Current Month                           0.00
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class A3
                                                              Accrued and Paid for Current Month                           0.00
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class A4
                                                              Accrued and Paid for Current Month                     436,710.00
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class A5
                                                              Accrued and Paid for Current Month                   1,262,544.50
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class A6
                                                              Accrued and Paid for Current Month                     295,350.00
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class A7
                                                              Accrued and Paid for Current Month                     438,103.30
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class A8
                                                              Accrued and Paid for Current Month                     975,133.14
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                      61,096.33
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                      26,186.99
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class B3
                                                              Accrued and Paid for Current Month                      15,271.58
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                       8,727.33
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                       6,549.25
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                       8,729.41
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class A_X
                                                              Accrued and Paid for Current Month                     464,078.73
                                                              Accrued and Paid from Prior Months                           0.00



Sec. 4.01(g)    Trust Fees
                                        Servicer Fee Paid                                                            167,673.15
                                        Trustee Fee Paid                                                               5,030.19

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                            0.00
                                        Current Period Reimbursed Advances                                                 0.00
                                        Aggregate Unreimbursed Advances                                                    0.00

Sec. 4.01(i)    Trustee Advances
                                        Current Period Advances                                                            0.00
                                        Current Period Reimbursed Advances                                                 0.00
                                        Aggregate Unreimbursed Advances                                                    0.00

Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                              1,718
                                        Balance of Outstanding Mortgage Loans                                    743,655,634.56

Sec. 4.01(l)                            Number and Balance of Delinquent Loans
                                         Group Totals
                                                                                   Principal
                                         Period                Number                Balance              Percentage
                                        30-59 days                      2             1,056,369.74                  0.14 %
                                        60-89 days                      0                     0.00                  0.00 %
                                        90+days                         0                     0.00                  0.00 %
                                         Total                          2             1,056,369.74                  0.14 %

Sec. 4.01(l)                            Number and Balance of REO Loans
                                        Group Totals
                                                              Principal
                                         Number               Balance                Percentage
                                                   0                    0.00                  0.00 %


Sec. 4.01(l)                            Number and Balance of Loans in Bankruptcy
                                        Group Totals
                                                              Principal
                                         Number               Balance                Percentage
                                                   1              636,441.17                  0.09 %


Sec. 4.01(m)                            Number and Balance of Loans in Foreclosure

                                        Group Totals
                                                              Principal
                                         Number               Balance                Percentage
                                                   0                    0.00                  0.00 %


Sec. 4.01(o)                            Aggregate Principal Payment
                                                              Scheduled Principal                                   708,949.28
                                                              Payoffs                                            59,824,355.07
                                                              Prepayments                                           642,166.11
                                                              Liquidation Proceeds                                        0.00
                                                              Condemnation Proceeds                                       0.00
                                                              Insurance Proceeds                                          0.00
                                                              Realized Losses                                             0.00

                                                              Realized Losses Group 1                                     0.00
                                                              Realized Gains                                              0.00

Sec. 4.01(p)                            Aggregate Amount of Mortgage Loans Repurchased                                    0.00

Sec. 4.01(q)                            Aggregate Amount of Shortfall Allocated for Current Period
                                                              Class A1                                                    0.00
                                                              Class A2                                                    0.00
                                                              Class A3                                                    0.00
                                                              Class A4                                                    0.00
                                                              Class A5                                                    0.00
                                                              Class A6                                                    0.00
                                                              Class A7                                                    0.00
                                                              Class A8                                                    0.00
                                                              Class A9                                                    0.00
                                                              Class B1                                                    0.00
                                                              Class B2                                                    0.00
                                                              Class B3                                                    0.00
                                                              Class B4                                                    0.00
                                                              Class B5                                                    0.00
                                                              Class B6                                                    0.00
                                                              Class A-X                                                   0.00

Sec. 4.01(s) Group I
                                        Senior Subgroup Percentage I                                               96.850000 %

                                        Senior Prepayment Percentage I                                            100.000000 %

                                        Subordinate Percentage I                                                    3.150000 %
                                        Subordinate Prepayment Percentage I                                         0.000000 %


Aggregate
                                        Scheduled Principal                                                         708,949.28
                                        Unscheduled Principal                                                    60,466,521.18
                                        Beginning Balance                                                       804,831,105.00
                                        Ending Balance                                                          743,655,634.56
                                        Net Wac                                                                        6.69072
                                        Weighted Averge Maturity                                                        352.00
Groups
                                        Net Wac Group 1                                                                6.69072

                                        Wam Group 1                                                                     352.00



                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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